UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2017

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-566-7394

Meibergdreef 61, 1105BA Amsterdam, The Netherlands

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02. Termination of Material Definitive Agreement.

On April 19, 2017, uniQure N.V. (the “Company”), through its subsidiary uniQure biopharma B.V., and Chiesi Farmaceutici S.p.A. (“Chiesi”) entered into an agreement to terminate in its entirety the Commercialization Agreement dated April 29, 2013 (and as amended on December 15, 2014) with respect to the commercialization and manufacture of Glybera (the “Termination Agreement”).  In connection with the Termination Agreement, the Company will use its best efforts to withdraw marketing authorization in the European Union for Glybera by October 25, 2017. Certain provisions of the Commercialization Agreement will terminate with immediate effect; the Commercialization Agreement will terminate in its entirety effective October 25, 2017.

Pursuant to the Termination Agreement, the Company will make certain payments to Chiesi, and will be solely responsible for, and bear all costs associated with, terminating the ongoing patient registry, Phase IV post-approval study and related winding-down costs.  The Company will continue to make agreed quantities of Glybera available to Chiesi to treat any patients approved for treatment prior to October 25, 2017. The financial obligations under the Termination Agreement, in the aggregate, are not material to the Company.

Item 8.01. Other Events

On April 20, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference, announcing that it will not be pursuing renewal of marketing authorization for Glybera in Europe.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release dated April 20, 2017, announcing that uniQure N.V. will not be pursuing renewal of marketing authorization for Glybera in Europe.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQURE N.V.

Date: April 20, 2017

	By:	/s/ MATTHEW KAPUSTA
		Name:	Matthew Kapusta
		Title:	Chief Executive Officer and
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Desciption

99.1	Press release dated April 20, 2017, announcing that uniQure N.V. will not be pursuing renewal of marketing authorization for Glybera in Europe.